UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2012

CROSSTEX ENERGY, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-50067	16-1616605
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2501 CEDAR SPRINGS DALLAS, TEXAS	75201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 953-9500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On May 10, 2012, Crosstex Energy, L.P. (the “Partnership”) and certain of its affiliated entities entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (collectively, the “Underwriters”), with respect to the issuance and sale in an underwritten public offering by the Partnership of 8,800,000 common units representing limited partner interests of the Partnership (“Common Units”) for a price of $16.28 per Common Unit ($15.63 per Common Unit, net of underwriting discount).  The Underwriters were also granted a 30-day option to purchase up to an additional 1,320,000 Common Units from the Partnership.

The offer and sale of the Common Units were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-166663) (the “Registration Statement”), which was declared effective by the Securities and Exchange Commission on May 21, 2010.  The closing of the public offering of the Common Units is expected to occur on May 15, 2012, subject to customary closing conditions.

In the Underwriting Agreement, the Partnership and certain of its affiliates agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

The foregoing description is qualified in its entirety by reference to the text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

The information included, or incorporated by reference, in Item 2.03 of this Current Report is incorporated by reference into this Item 1.01 of this Current Report.

Item 2.03.                                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 10, 2012, the Partnership, Crosstex Energy Finance Corporation (“FinCo” and, together with the Partnership, the “Issuers”) and certain subsidiary guarantors (the “Guarantors”) entered into a purchase agreement (the “Purchase Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several initial purchasers named therein (collectively, the “Initial Purchasers”), pursuant to which the Issuers agreed to sell $250 million in aggregate principal amount of the Issuers’ 7 1/8% senior unsecured notes due 2022 (the “Notes”) in a private placement conducted pursuant to Rule 144A under the Securities Act and to persons outside the United States pursuant to Regulation S.  The Notes have not been registered under the Securities Act, or any state securities laws, and unless so registered, the securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.  The closing of the issuance of the Notes is expected to occur on May 24, 2012, subject to customary closing conditions.

The Initial Purchasers will place into escrow the net proceeds from the private placement of the Notes pending completion of the Partnership’s previously announced acquisition of Clearfield Energy, Inc. (the “Clearfield Acquisition”).  If the Clearfield Acquisition is not completed on or prior to August 31, 2012 or the acquisition agreement for the Clearfield Acquisition is terminated earlier, the escrowed funds will be used to redeem all of the Notes at a redemption price of 100% of the principal amount, plus accrued and unpaid interest to the redemption date.  Upon release of the net proceeds from escrow at the closing of the Clearfield Acquisition, the Partnership intends to use such net proceeds to fund a portion of the consideration payable by it in connection with the Clearfield Acquisition and for general partnership purposes, including capital expenditures for the Cajun-Sibon natural gas liquids pipeline expansion.

The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. In addition, the Purchase Agreement contemplates the execution of a registration rights agreement relating to the Notes.

The description set forth above is qualified in its entirety by reference to the text of the Purchase Agreement, which is filed as Exhibit 10.1 of this Current Report and is incorporated herein by reference.

Item 7.01.                                          Regulation FD Disclosure.

On May 9, 2012, the Partnership issued a press release announcing its intention to commence the public offering of the Common Units.  On May 10, 2012, the Partnership issued a press release announcing the pricing of the Common Units to be issued and sold pursuant to the public offering of the Common Units.  Copies of the press releases are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

On May 9, 2012, the Partnership issued a press release announcing its intention to commence the private placement of the Notes.  On May 10, 2012, the Partnership issued a press release announcing the pricing of the Notes to be issued and sold pursuant to the private placement of the Notes.  Copies of the press releases are furnished as Exhibits 99.3 and 99.4 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibits 99.1, 99.2, 99.3 and 99.4 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01.                                          Other Events.

In connection with the offering of the Common Units, the Partnership is filing the opinions of Baker Botts L.L.P. as part of this Current Report that is to be incorporated by reference into the Registration Statement. The opinions of Baker Botts L.L.P. are filed herewith as Exhibits 5.1 and 8.1 and are incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibits 99.1, 99.2, 99.3 and 99.4 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

EXHIBIT NUMBER		DESCRIPTION

1.1	—	Underwriting Agreement, dated as of May 10, 2012, by and among the Partnership, Crosstex Energy GP, LLC, Crosstex Energy Services, L.P., Crosstex Operating GP, LLC and the Underwriters named therein.
5.1	—	Opinion of Baker Botts L.L.P.
8.1	—	Opinion of Baker Botts L.L.P. as to certain tax matters.
10.1	—	Purchase Agreement, dated as of May 10, 2012, by and among Crosstex Energy, L.P., Crosstex Energy Finance Corporation, the Guarantors named therein and the Initial Purchasers named therein.
23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
23.2	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).
99.1	—	Press Release, dated May 9, 2012.
99.2	—	Press Release, dated May 10, 2012.
99.3	—	Press Release, dated May 9, 2012.
99.4	—	Press Release, dated May 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSTEX ENERGY, L.P.

By: Crosstex Energy GP, LLC, its General Partner

Date: May 11, 2012	By:	/s/ Michael J. Garberding
Michael J. Garberding
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

1.1	—	Underwriting Agreement, dated as of May 10, 2012, by and among the Partnership, Crosstex Energy GP, LLC, Crosstex Energy Services, L.P., Crosstex Operating GP, LLC and the Underwriters named therein.
5.1	—	Opinion of Baker Botts L.L.P.
8.1	—	Opinion of Baker Botts L.L.P. as to certain tax matters.
10.1	—	Purchase Agreement, dated as of May 10, 2012, by and among Crosstex Energy, L.P., Crosstex Energy Finance Corporation, the Guarantors named therein and the Initial Purchasers named therein.
23.1	—	Consent of Baker Botts L.L.P. (included in Exhibit 5.1).
23.2	—	Consent of Baker Botts L.L.P. (included in Exhibit 8.1).
99.1	—	Press Release, dated May 9, 2012.
99.2	—	Press Release, dated May 10, 2012.
99.3	—	Press Release, dated May 9, 2012.
99.4	—	Press Release, dated May 10, 2012.